Equity Method Investment	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENT

NOTE 6 – EQUITY METHOD INVESTMENT

The Company makes investment that support its underlying business strategy and enable it to enter new markets. On March 28, 2018, the Company acquired a 24.9% interest in MMBD Trading by cash payment of $12,450. The remaining 75.1% of MMBD Trading was owned by 36.4% shareholders of the Company. The investment is accounted for under the equity method. Equity method investment is recorded at original cost and adjusted periodically to recognize: (i) the Company's proportionate share of investee' net income or losses after the date of the investment; (ii) additional contributions made or distributions received; and (iii) impairment losses relating to the investment.

During the period from March 28, 2018 (date of investment) through December 31, 2018, the Company has paid in cash of $42,450 in equity method investment. For the period from March 28, 2018 (date of investment) through December 31, 2018, the Company recorded its share of MMBD Trading's net loss of $61,876 in loss on equity method investment controlled by major shareholders. In the event the Company incurs losses in excess of the carrying amount of an equity investment and reduces the Company's investment balance to zero, the Company would not record additional losses unless (i) the Company guaranteed obligations of the investee, (ii) the Company is otherwise committed to provide further financial support for the investee, or (iii) it is anticipated that the investee's return to profitability is imminent. If the Company provided a commitment to fund losses, the Company would continue to record losses resulting in a negative equity method investment, which is presented as a liability. As of December 31, 2018, the Company's proportionate share of the losses of MMBD Trading exceeds its investment in MMBD Trading by $19,426. This amount is recorded as "Investee loss in excess of investment controlled by major shareholders" on the accompanying consolidated balance sheets at December 31, 2018, due to the Company's commitment for future capital and operation funding.

The Company reviews its investment accounted for under the equity method of accounting for impairment whenever events or changes in circumstances indicate a loss in the value of the investment may be other than temporary. An equity method investment is written down to fair value if there is evidence of a loss in value which is other-than-temporary. The Company may estimate the fair value of its equity method investments by considering recent investee equity transactions, and recent operating results. If the fair value of the investment has dropped below the carrying amount, management considers several factors when determining whether an other-than-temporary decline has occurred, such as: the length of the time and the extent to which the estimated fair value or market value has been below the carrying value, the financial condition and the near-term prospects of the investee, the intent and ability of the Company to retain its investment in the investee for a period of time sufficient to allow for any anticipated recovery in market value and general market conditions. The estimation of fair value and whether an other-than-temporary impairment has occurred requires the application of significant judgment and future results may vary from current assumptions. The Company did not record any impairment loss associated with its' investment in MMBD Trading for the year ended December 31, 2018. The tables below present the summarized financial information, as provided to the Company by the investee, for the unconsolidated company:

At December 31, 2018
Current assets	$18,081
Noncurrent assets	-
Current liabilities	4,102
Noncurrent liabilities	-
Equity	13,979

For the Period from March 28, 2018 (Date of Investment) through December 31, 2018
Revenue	$9,460
Operating expenses	(257,758)
Loss from operations	(248,298)
Net loss	(248,499)